UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2010

Abbott Laboratories

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 21, 2010, Abbott Laboratories (“Abbott”) announced that its subsidiary Abbott Healthcare Private Limited entered into a definitive Business Transfer Agreement (the “Agreement”) with Piramal Healthcare Limited (“Piramal”) to acquire Piramal’s Healthcare Solutions business (Domestic Formulations) for an up-front payment of $2.12 billion, plus $400 million annually for the next four years, beginning in 2011.  The Agreement is subject to shareholder approval of Piramal and other customary closing conditions and regulatory approvals and includes customary representations, warranties and covenants by the parties.

The summary of the Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

On May 21, 2010, Abbott issued a press release announcing the execution of the Agreement.  The press release is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

—Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this Form 8-K may be forward-looking statements for the purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to Abbott’s Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2009 and in Item 1A, “Risk Factors,” to Abbott’s Quarterly Report on Securities and Exchange Commission Form 10-Q for the quarterly period ended March 31, 2010.  Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Exhibit

2.1	Business Transfer Agreement, dated May 21, 2010, by and among Abbott Healthcare Private Limited, Abbott Laboratories, Piramal Healthcare Limited (“Piramal”) and certain shareholders of Piramal.

99.1	Press Release dated May 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: May 21, 2010	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Business Transfer Agreement, dated May 21, 2010, by and among Abbott Healthcare Private Limited, Abbott Laboratories, Piramal Healthcare Limited (“Piramal”) and certain shareholders of Piramal.

99.1	Press Release dated May 21, 2010.